AIG

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:

Voter ID: Security ID: 123123123

Shares to Vote: ** confidential Household ID: 123456

***please call the phone number to the right for more information*

VOTE REGISTERED TO:

SHAREHOLDER REGISTRATION

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 1234 5678 9101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(866) 340-7108 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

AIG Focused Dividend Strategy Fund

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

The undersigned shareholder of the fund listed above (the "Fund") hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi and Louis O. Ducote, and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, standing in the name of the undersigned as of the close of business on March 31, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held virtually on June 10, 2021 at 3:00 p.m., Eastern time, and any adjournment or postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus, and hereby revokes any proxy previously given.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on June 10, 2021. The proxy statement and the accompanying Notice of Joint Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/aig/docs/tfgproxy2021.pdf.

Do you have questions?

If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 340-7108. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

PROXY CARD

AIG Focused Dividend Strategy Fund

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals.

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote "FOR" the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization (the "Plan") between Touchstone Funds Group Trust, on behalf of Touchstone Dividend Equity Fund (the "Acquiring Fund"), and SunAmerica Series, Inc., on behalf of AIG Focused Dividend Strategy Fund (the "Target Fund"), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund's shareholders of the corresponding shares of the Acquiring Fund; and (iii) the termination of the Target Fund.	O	O	O
2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.			

THANK YOU FOR YOUR CONSIDERATION.

AIG

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: Security ID: 123123123

Shares to Vote: ** confidential Household ID: 123456

Please call the phone number to the right for more information

***VOTE REGISTERED TO*:**

SHAREHOLDER REGISTRATION

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 1234 5678 9101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(866) 340-7108 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

AIG Focused Growth Fund

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

The undersigned shareholder of the fund listed above (the "Fund") hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi and Louis O. Ducote, and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, standing in the name of the undersigned as of the close of business on March 31, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held virtually on June 10, 2021 at 3:00 p.m., Eastern time, and any adjournment or postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus, and hereby revokes any proxy previously given.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on June 10, 2021. The proxy statement and the accompanying Notice of Joint Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/aig/docs/tfgproxy2021.pdf.

Do you have questions?

If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 340-7108. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

PROXY CARD

AIG Focused Growth Fund

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals.

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote "FOR" the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization (the "Plan") between Touchstone Funds Group Trust, on behalf of Touchstone Sands Capital Select Growth Fund (the "Acquiring Fund"), and SunAmerica Specialty Series, on behalf of AIG Focused Growth Fund (the "Target Fund"), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund's shareholders of the corresponding shares of the Acquiring Fund; and (iii) the termination of the Target Fund.	O	O	O
2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.			

THANK YOU FOR YOUR CONSIDERATION.

AIG

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:

Voter ID: Security ID: 123123123

Shares to Vote: ** confidential Household ID: 123456

***please call the phone number to the right for more information*

VOTE REGISTERED TO:

SHAREHOLDER REGISTRATION

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 1234 5678 9101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(866) 340-7108 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

AIG Select Dividend Growth Fund

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

The undersigned shareholder of the fund listed above (the "Fund") hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi and Louis O. Ducote, and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, standing in the name of the undersigned as of the close of business on March 31, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held virtually on June 10, 2021 at 3:00 p.m., Eastern time, and any adjournment or postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus, and hereby revokes any proxy previously given.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on June 10, 2021. The proxy statement and the accompanying Notice of Joint Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/aig/docs/tfgproxy2021.pdf.

Do you have questions?

If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 340-7108. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

PROXY CARD

AIG Select Dividend Growth Fund

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals.

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote "FOR" the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization (the "Plan") between Touchstone Funds Group Trust, on behalf of Touchstone Dividend Equity Fund (the "Acquiring Fund"), and SunAmerica Series, Inc., on behalf of AIG Select Dividend Growth Fund (the "Target Fund"), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund's shareholders of the corresponding shares of the Acquiring Fund; and (iii) the termination of the Target Fund.	O	O	O
2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.			

THANK YOU FOR YOUR CONSIDERATION.

AIG

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: Security ID: 123123123

Shares to Vote: ** confidential Household ID: 123456

***please call the phone number to the right for more information*

***VOTE REGISTERED TO*:**

SHAREHOLDER REGISTRATION

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 1234 5678 9101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(866) 340-7108 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

AIG Senior Floating Rate Fund

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

The undersigned shareholder of the fund listed above (the "Fund") hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi and Louis O. Ducote, and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, standing in the name of the undersigned as of the close of business on March 31, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held virtually on June 10, 2021 at 3:00 p.m., Eastern time, and any adjournment or postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus, and hereby revokes any proxy previously given.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on June 10, 2021. The proxy statement and the accompanying Notice of Joint Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/aig/docs/tfgproxy2021.pdf.

Do you have questions?

If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 340-7108. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

PROXY CARD

AIG Senior Floating Rate Fund

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals.

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote "FOR" the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization (the "Plan") between Touchstone Funds Group Trust, on behalf of Touchstone Credit Opportunities Fund (the "Acquiring Fund"), and SunAmerica Senior Floating Rate Fund, Inc., on behalf of AIG Senior Floating Rate Fund (the "Target Fund"), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund's shareholders of the corresponding shares of the Acquiring Fund; and (iii) the termination of the Target Fund.	O	O	O
2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.			

THANK YOU FOR YOUR CONSIDERATION.

AIG

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: Security ID: 123123123

Shares to Vote: ** confidential Household ID: 123456

***please call the phone number to the right for more information*

***VOTE REGISTERED TO*:**

SHAREHOLDER REGISTRATION

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 1234 5678 9101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(866) 340-7108 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

AIG U.S. Government Securities Fund

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

The undersigned shareholder of the fund listed above (the "Fund") hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi and Louis O. Ducote, and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, standing in the name of the undersigned as of the close of business on March 31, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held virtually on June 10, 2021 at 3:00 p.m., Eastern time, and any adjournment or postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus, and hereby revokes any proxy previously given.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on June 10, 2021. The proxy statement and the accompanying Notice of Joint Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/aig/docs/tfgproxy2021.pdf.

Do you have questions?

If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 340-7108. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

PROXY CARD

AIG U.S. Government Securities Fund

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals.

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote "FOR" the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization (the "Plan") between Touchstone Funds Group Trust, on behalf of Touchstone Active Bond Fund (the "Acquiring Fund"), and SunAmerica Income Funds, on behalf of AIG U.S. Government Securities Fund (the "Target Fund"), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund's shareholders of the corresponding shares of the Acquiring Fund; and (iii) the termination of the Target Fund.	O	O	O
2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.			

THANK YOU FOR YOUR CONSIDERATION.